                                                                    EXHIBIT 10.1

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


          THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as
                                                          ---------
of December 27, 1996, is entered into by and among:

          (1)  ADAC LABORATORIES, a California corporation ("Borrower");
                                                             --------

          (2)  The financial institutions which are listed in ScheduleEI to the
                                                              -----------------
     Credit Agreement referred to in Recital A below (such financial
     ----------------                ---------
     institutions to be referred to herein collectively as the "Lenders"); and
                                                                -------

          (3) ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco International Branch, as agent for the Lenders (in such capacity, "Agent").
                -----


                                   RECITALS
                                   --------

     A. Borrower, the Lenders and Agent are parties to a Credit Agreement dated as of July 31, 1996 (the "Credit Agreement").
                                ----------------

     B. Borrower has requested the Lenders and Agent to amend the Credit Agreement in certain respects.

     C. The Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

     1.   DEFINITIONS, INTERPRETATION.  All capitalized terms defined above and
          ---------------------------
elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit
                                                       -----------------------
Agreement shall, to the extent not inconsistent with the terms of this
---------
Amendment, apply to this Amendment and are hereby incorporated by reference.

     2.   AMENDMENT TO CREDIT AGREEMENT.  Subject to the satisfaction of the
          -----------------------------
conditions set forth in paragraphE4 below, the Credit Agreement is hereby
                        -----------
amended as follows:

          (a)  Paragraph 1.01 is amended by changing the amount "$7,000,000"
               --------------
     appearing in clause (b) of the definition of "Primary Secured Obligations"
                  ----------                       ---------------------------
     to "$10,000,000".

          (b)  Paragraph 2.12 is amended by adding thereto, immediately
               --------------
     following Subparagraph 2.12(c), a new Subparagraph 2.12(d) to read in its
     --------------------        --------------------
     entirety as follows:

               (d)  Release of Collateral.  Each Lender hereby authorizes Agent
                    ---------------------
          to execute and deliver such documents, instruments and agreements as Borrower may reasonably request to release the Lien granted to Agent by the Security Documents in any Collateral that is sold by Borrower in accordance with Subparagraph 5.02(c). In determining whether a
                             --------------------
          sale is in accordance with Subparagraph 5.02(c), Agent may rely upon
                                     --------------------
          certificates of Borrower or such other evidence as Agent may deem appropriate.

          (c)  Subparagraph 5.02(a) is amended by changing clause (x) thereof to
               --------------------                        ----------
     read in its entirety as follows:

            (x) Guaranty Obligations incurred by Borrower in connection with sales by Borrower of promissory notes, accounts receivable and other indebtedness owed to Borrower (including, without limitation, obligations under Borrower Note Guaranties), provided that the aggregate amount of all such notes, receivables and other indebtedness outstanding and so guaranteed by Borrower does not exceed $25,000,000 at any time;

          (d)  Subparagraph 5.02(c) is amended by changing clause (vi) to read
               --------------------                        -----------
     in its entirety as follows:

           (vi) Sales by Borrower of promissory notes, accounts receivable and other indebtedness owed to Borrower, provided that each such sale is
          (A) for cash consideration which is not less than the fair market value of the promissory notes, accounts receivable or other indebtedness sold and (B) without any recourse to Borrower or any of its Subsidiaries except to the extent permitted by clause (x) of
                                                             -------------
          Subparagraph 5.02(a);
          --------------------

          (e)  Subparagraph 8.04(a) is amended by adding thereto, immediately
               --------------------
     after the word "Collateral" at the end of clause (vii) thereof, the
                                               ------------
     parenthetical "(except for any release permitted by Subparagraph 2.12(d))".
                                                         --------------------

     3.   REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and
          ------------------------------
warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above, the following will be true and correct on the Effective
   -----------
Date (as defined below):

          (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the
                               --------------------------------------
     other Credit Documents are true and correct in all material respects;

          (b)  No Default or Event of Default has occurred and is continuing;
     and

          (c)  All of the Credit Documents are in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 3 that, on and after the date hereof, such term includes this
-----------
Amendment.)

     4.   EFFECTIVE DATE.  The amendments effected by paragraph 2 above shall
          --------------                              -----------
become effective on December 27, 1996 (the "Effective Date"), subject to receipt
                                            --------------
by Agent and the Lenders on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

          (a)  This Amendment duly executed by Borrower, each Lender and Agent;

          (b)  A letter in the form of Exhibit A hereto, dated the Effective
                                       ---------
     Date and duly executed by each Guarantor; and

          (c) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

     5.   EFFECT OF THIS AMENDMENT.  On and after the Effective Date, each
          ------------------------
reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

     6.   MISCELLANEOUS.
          -------------

          (a)  Counterparts.  This Amendment may be executed in any number of
               ------------
     identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b)  Headings.  Headings in this Amendment are for convenience of
               --------
     reference only and are not part of the substance hereof.

          (c)  Governing Law.  This Amendment shall be governed by and construed
               -------------
     in accordance with the laws of the State of California without reference to conflicts of law rules.

                         [The signature pages follow.]

     IN WITNESS WHEREOF, Borrower, Agent and the Lenders have caused this Amendment to be executed as of the day and year first above written.


BORROWER:                          ADAC LABORATORIES


                                   By:___________________________
                                    Name:________________________
                                    Title:_______________________


AGENT:                             ABN AMRO BANK N.V.

                                   By ABN AMRO North America, Inc.,
                                    its agent

                                   By:___________________________
                                    Name:________________________
                                    Title:_______________________

                                   By:___________________________
                                    Name:________________________
                                    Title:_______________________


LENDERS:                           ABN AMRO BANK N.V.

                                   By ABN AMRO North America, Inc.,
                                    its agent

                                   By:___________________________
                                    Name:________________________
                                    Title:_______________________

                                   By:___________________________
                                    Name:________________________
                                    Title:_______________________


                                   SANWA BANK CALIFORNIA

                                   By:___________________________
                                    Name:________________________
                                    Title:_______________________

                                   BANQUE NATIONALE DE PARIS

                                   By:___________________________
                                    Name:________________________
                                    Title:_______________________

                                   UNION BANK OF CALIFORNIA, N.A.

                                   By:___________________________
                                    Name:________________________
                                    Title:_______________________

                                   EXHIBIT A
                                   ---------

                           GUARANTOR CONSENT LETTER
                           ------------------------


                               December 27, 1996


TO:  ABN AMRO BANK N.V.,
     As Agent for the Lenders under the Credit Agreement referred to below


     1.   Reference is made to the following:

          (a) The Credit Agreement dated as of July 31, 1996 (the "Credit Agreement") among ADAC Laboratories ("Borrower"), the financial institutions which are from time to time parties thereto (the "Lenders"), and ABN AMRO Bank N.V., as agent for the Lenders ("Agent");

          (b) The Guaranty dated as of July 31, 1996, ("Guaranty") executed by the undersigned (each a "Guarantor") in favor of the Lenders and Agent; and

          (c) The First Amendment to Credit Agreement dated as of December 27, 1996 (the "First Amendment") among Borrower, the Lenders and Agent.

     2. Each Guarantor hereby consents to the First Amendment and the release of Collateral contemplated thereby. Each Guarantor expressly agrees that neither such amendment nor any such release shall in way affect or alter the rights, duties, or obligations of any Guarantor, the Lenders or Agent under the Guaranty.

     3. From and after the date hereof, the term "Credit Agreement" as used in the Guaranty shall mean the Credit Agreement, as amended by the First Amendment.

     4. Guarantors' consent to the First Amendment and the release of Collateral contemplated thereby shall not be construed (i) to have been required by the terms of the Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of any Guarantor in connection with any future amendment of the Credit Agreement or any other Credit Document or any release of Collateral.

     IN WITNESS WHEREOF, each Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.


                                   ADAC RESEARCH AND MANUFACTURING


                                   By:___________________________
                                    Name:________________________
                                    Title:_______________________


                                   COMMUNITY HEALTHCARE COMPUTING CORPORATION


                                   By:____________________________
                                    Name:_________________________
                                    Title:________________________


                                   ADAC JD TECHNICAL SERVICES


                                   By:___________________________
                                    Name:________________________
                                    Title:_______________________


                                   ADAC LABORATORIES PACIFIC, INC.


                                   By:___________________________
                                    Name:________________________
                                    Title:_______________________

                     SECOND AMENDMENT TO CREDIT AGREEMENT
                     ------------------------------------

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of
                                                      ---------
May 1, 1997, is entered into by and among:

          (1)  ADAC LABORATORIES, a California corporation ("Borrower");
                                                             --------

          (2)  The financial institutions which are listed in Schedule I to the
                                                              -----------------
     Credit Agreement referred to in Recital A below (such financial
     ----------------                ---------
     institutions to be referred to herein collectively as the "Lenders"); and
                                                                -------

          (3) ABN AMRO BANK N.V., a Netherlands public company acting through its San Francisco International Branch, as agent for the Lenders (in such capacity, "Agent").
                -----


                                   RECITALS
                                   --------

     A. Borrower, the Lenders and Agent are parties to a Credit Agreement dated as of July 31, 1996, as amended by a First Amendment to Credit Agreement dated as of December 27, 1996 (as so amended, the "Credit Agreement").
                                                   ----------------

     B. Borrower has requested the Lenders and Agent to amend the Credit Agreement in certain respects.

     C. The Lenders and Agent are willing so to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

     1.   DEFINITIONS, INTERPRETATION.  All capitalized terms defined above and
          ---------------------------
elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit
                                                       -----------------------
Agreement shall, to the extent not inconsistent with the terms of this
---------
Amendment, apply to this Amendment and are hereby incorporated by reference.

     2.   AMENDMENTS TO CREDIT AGREEMENT.  Subject to the satisfaction of the
          ------------------------------
conditions set forth in Paragraph 9 below, the Credit Agreement is hereby
                        -----------
amended as follows:

          (a)  Paragraph 1.01 of the Credit Agreement is amended by changing the
               --------------------------------------
     definition of "Total Commitment" set forth therein to read in its entirety as follows:

               "Total Commitment" shall mean, at any time, One Hundred Million
                ----------------
          Dollars ($100,000,000) or, if such amount is reduced pursuant to Subparagraph 2.02(a), the amount to which so reduced and in effect at
          --------------------
          such time.

          (b)  Paragraph 1.01 of the Credit Agreement is amended further by
               --------------------------------------
     adding thereto, in the appropriate alphabetical order, the following new definition:

               "ARS" shall mean ADAC Radiology Services, Inc., a Delaware
                ---
          corporation that is a Subsidiary of Borrower.

          (c)  Paragraph 2.01(g) of the Credit Agreement is amended by changing
               -----------------------------------------
     clause (ii) thereof to read in its entirety as follows:
     -----------

          (ii) thereafter, for Borrower's general corporate needs (including the payment of the purchase price for the acquisition of Radiology Service Partners, L.L.C.)

          (d)  Paragraph 4.01(q) of the Credit Agreement is amended to read in
               -----------------------------------------
     its entirety as follows:

               (q)  Subsidiaries, etc.  Set forth in Schedule 4.01(q) (as
                    ------------------               ----------------
          supplemented by Borrower from time to time in a written notice to Agent) is a complete list of all of Borrower's Subsidiaries; the jurisdiction of incorporation of each such Subsidiary; for each Domestic Subsidiary and each direct Foreign Subsidiary, the number of shares of each class of Equity Security of such Subsidiary outstanding; and the percentage of each such Subsidiary's outstanding Equity Securities owned directly by Borrower or another Subsidiary of Borrower. Except for such Subsidiaries, Borrower has no Subsidiaries, is not a partner in any partnership or a joint venturer in any joint venture.

          (e)  Subparagraph 5.02(c) of the Credit Agreement is amended by (i)
               --------------------------------------------
     deleting the word "and" at the end of clause (vii) thereof; (ii) changing
                                           ------------
     the designation of clause (viii) thereof to "(ix)"; and (iii) adding
                        -------------
     immediately after clause (vii) thereof a new clause (viii) to read in its
                       ------------               -------------
     entirety as follows:

           (viii) Sales by ARS or a Subsidiary of ARS back to Radiology
          Service Partners, L.L.C. or the owner(s) thereof of all or a portion of the assets or equity interest purchased by ARS or such Subsidiary from Radiology Service Partners, L.L.C. or such owner(s), provided that each such sale is for a purchase price which is not less than the original purchase price for the resold assets or equity interest; and

          (f)  Subparagraph 5.02(d) of the Credit Agreement is amended by
               --------------------------------------------
     changing clause (ii) thereof to read in its entirety as follows:
              -----------

           (ii) Borrower and its Subsidiaries may acquire any Person or all or substantially all of the assets of any Person, provided that the aggregate cost of such acquisitions does not exceed:

                    (A) In the fiscal year ending September 30, 1997, the sum of (1) the aggregate cost to Borrower of acquiring Photon Diagnostic

               Technologies, Inc. and Geometrics Corporation, (2) the lesser of the cost to Borrower of acquiring the assets of or equity interest in Radiology Service Partners, L.L.C. and $20,000,000 and (3) ten percent (10%) of the Tangible Net Worth of Borrower and its Subsidiaries on September 30, 1996; and

                    (B) In any other fiscal year, ten percent (10%) of the Tangible Net Worth of Borrower and its Subsidiaries. In determining the aggregate amount of acquisitions permitted under this clause (ii)(B) at any time during a fiscal year subject to
                    --------------
               this clause, the Tangible Net Worth of Borrower and its Subsidiaries as of the last day of the most recently ended fiscal quarter shall be used.

          (g)  Subparagraph 5.02(f) of the Credit Agreement is amended to read
               --------------------------------------------
     in its entirety as follows:

               (f)  Change in Business.  Neither Borrower nor any of its
                    ------------------
          Subsidiaries shall engage, either directly or indirectly through Affiliates, in any business substantially different from its present business and the business conducted by Photon Diagnostic Technologies, Inc., Geometrics Corporation and Radiology Service Partners, L.L.C. prior to their acquisition by Borrower.

          (h)  Subparagraph 5.02(h) of the Credit Agreement is amended to read
               --------------------------------------------
     in its entirety as follows:

               (h)  Security Issuances.  None of Borrower's Subsidiaries shall
                    ------------------
          issue, offer or sell any Equity Securities not currently outstanding except as follows:

                    (i) Any of Borrower's Subsidiaries may issue Equity Securities to Borrower or a wholly-owned Subsidiary of Borrower, provided that such Equity Securities are pledged to Agent pursuant to the Pledge Agreement to the extent required by the Pledge Agreement; and

                   (ii) Any of Adac Healthcare Information Systems, ARS or any Subsidiary of ARS may issue and sell to officers, directors and employees of Borrower and such Person its stock and options to purchase its stock, provided that the percentage of the outstanding voting stock in such Person held by such optionees does not at any time exceed twenty percent (20%).

          (i)  Subparagraph 5.03(c) of the Credit Agreement is amended to read
               --------------------------------------------
     in its entirety as follows:

               (c)  Tangible Net Worth.  Borrower shall not permit the Tangible
                    ------------------
          Net Worth of Borrower and its Subsidiaries on the last day of any fiscal quarter (any such date to be referred to herein as a "determination date") which occurs on or after March 31, 1997 (such date to be referred to herein as the "base date") to be less than the sum on such determination date of the following:

                   (i) The Tangible Net Worth of Borrower and its Subsidiaries
                on the base date minus $15,000,000;

                                      plus
                                      ----

                  (ii) Fifty percent (50%) of the sum of the consolidated
                quarterly net income (ignoring any quarterly losses) of Borrower and its Subsidiaries for each quarter after the base date through and including the quarter ending immediately prior to the determination date;

                                      plus
                                      ----

                 (iii) One hundred percent (100%) of the Net Proceeds realized by Borrower and its Subsidiaries from the issuance and/or sale of Equity Securities during the period commencing on the base date and ending on the determination date;

                                     minus
                                     -----

                  (iv) If the determination date is after the date Borrower
                acquires the assets or equity of Radiology Service Partners, L.L.C., the lesser of (A) the portion of the purchase price paid by Borrower for such assets that is attributable to good will and (B) $15,000,000.

           (j)  Subparagraph 5.03(e) of the Credit Agreement is amended to read
                --------------------------------------------
      in its entirety as follows:

                (e)  Debt/EBITDA Ratio.  Borrower shall not permit the
                     -----------------
           Debt/EBITDA Ratio of Borrower and its Subsidiaries to be greater than
           (i) 2.25 to 1.00 on the last day of June 30, 1997, September 30, 1997 or December 31, 1997 or (ii) 2.00 to 1.00 on the last day of any other fiscal quarter.

           (k)  Schedule I is amended by changing the Proportionate Shares of
                ----------
      the Lenders to the following:

                                                       Proportionate

             Lender          Share
          ------------    -----------
          ABN AMRO Bank N.V.                             33.33333334

          Sanwa Bank California                          30.00000000

          Banque Nationale de Paris                      18.33333333

          Union Bank of California                       18.33333333

          (l)  Schedule 1.01(a) to the Credit Agreement is amended to read in
               ----------------------------------------
      its entirety as set forth in Attachment 1 hereto.
                                   ------------

          (m)  Schedule 4.01(q) to the Credit Agreement is amended to read in
               ----------------------------------------
     its entirety as set forth in Attachment 2 hereto.
                                  ------------

          (n)  Exhibit F is amended by changing Schedule B to Attachment 1
               ---------                        --------------------------
     thereto as follows:

           (i) On the first page of Schedule B listing Patents, the following
                                    ----------
          United States Patent numbers are added at the end of the first group of Patent numbers in the first column:

                    5,552,606

                    5,585,637

                    5,596,197

                    5,598,003

                    5,608,221

           (ii) On the first page of Schedule B listing Patents, the following
                                     ----------
          Japanese Patent number is added at the end of the last group of Patent numbers in the last column:

                    2,574,160 (Japan)

           (iii) Two new pages reading in their entirety as set forth in

          Attachment 3 are added to Schedule B at the end thereof.
          ------------              ----------

          (o)  Exhibit G is amended by changing Attachment 1 thereto to read in
               ---------                        ------------
     its entirety as set forth in Attachment 4 hereto.
                                  ------------

     3.   AMENDMENTS TO SECURITY AGREEMENT (INTELLECTUAL PROPERTY).  Subject to
          --------------------------------------------------------
the satisfaction of the conditions set forth in Paragraph 9 below, the Security
                                                -----------
Agreement (Intellectual Property) is hereby amended by changing Schedule B to
                                                                -------------
Attachment 1 thereto as provided in Subparagraph 2(n) above.
------------                        -----------------

     4.   AMENDMENTS TO PLEDGE AGREEMENT.  Subject to the satisfaction of the
          ------------------------------
conditions set forth in Paragraph 9 below, the Pledge Agreement is hereby
                        -----------
amended by changing Attachment 1 thereto as provided in Subparagraph 2(o) above.
                    ------------                        -----------------

     5.   OTHER AMENDMENTS TO CREDIT DOCUMENTS.  The Credit Documents are
          ------------------------------------
further amended by (a) changing all references therein to the Agent's New York address from "335 Madison Avenue, New York, NY 10017" to "1325 Avenue of the Americas, 9th Floor, New York, NY 10019", (b) changing all references therein to the Agent's New York telephone number from "(212) 370-8509" to "(212) 314-1724" and (c) changing all references therein to the Agent's New York fax number from "(212) 682-0364" to "(212) 314-1709".

     6.   ADAC DO BRASIL.  Notwithstanding Paragraph 2 of the Pledge Agreement,
          --------------                   -----------------------------------
Borrower shall not be required to grant to Agent a security interest in the Subsidiary Shares of ADAC do Brasil unless Required Lenders shall otherwise elect.

     7.   AMENDMENT FEE.  Borrower shall pay to Agent, for the benefit of each
          -------------
Lender, an amendment fee equal to 0.125% of the increase in such Lender's Commitment resulting from this Amendment (individually, an "Amendment Fee").
                                                            -------------

     8.   REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and
          ------------------------------
warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above, the following will be true and correct on the Effective
   -----------
Date (as defined below):

          (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the
                               --------------------------------------
     other Credit Documents are true and correct in all material respects;

          (b)  No Default or Event of Default has occurred and is continuing;
     and

          (c) All of the Credit Documents are in full force and effect. (Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this Paragraph 4 that, on and after the date hereof, such term includes this
-----------
Amendment.)

     9.   EFFECTIVE DATE.  The amendments effected by Paragraphs 2, 3, 4 and 5
          --------------                              ------------------------
above shall become effective on May 15, 1997 (the "Effective Date"), subject to
                                                   --------------
receipt by Agent and the Lenders on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Lenders and their respective counsel:

          (a)  This Amendment, duly executed by Borrower, each Lender and Agent;

          (b) A new Note for each Lender in the amount of such Lender's new Commitment on and after the Effective Date, duly executed by Borrower;

          (c)  Subsidiary Joinders in the form of Attachment 1 to the Guaranty,
                                                 ----------------------------
     dated the Effective Date and duly executed by ADAC Healthcare Partners, Inc., ADAC Healthcare Information Systems, Inc. and ADAC Radiology Services, Inc.;

          (d) The stock certificates representing all of the outstanding capital stock of ADAC Healthcare Partners, Inc. and each other Subsidiary of Borrower pledged to Agent pursuant to the Borrower Pledge Agreement and not previously delivered to Agent on the Closing Date, together with undated stock powers duly executed by Borrower in blank and attached thereto;

          (e) Appropriate documents for filing with the United States Patent and Trademark Office and all other filings necessary to perfect the security interests granted to Agent by the IP Security Agreement and not previously delivered to Agent on the

     Closing Date, all appropriately completed and duly executed by Borrower and, where appropriate, notarized;

          (f)  A letter in the form of Exhibit A hereto, dated the Effective
                                       ---------
     Date and duly executed by each Guarantor (including each Subsidiary of Borrower referred to in Subparagraph 9(c) above);
                             -----------------

          (g) A favorable written opinion of Karen L. Masterson, Vice President and General Counsel of Borrower, dated the Effective Date, addressed to Agent and covering such matters as Agent may reasonably request;

          (h)  The Amendment Fee for each Lender; and

          (i) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

On the Effective Date, Agent shall calculate the Proportionate Share of each Lender in each Borrowing which is then outstanding. Based upon such calculation, the Lenders shall purchase from and sell to each other on the Effective Date such participations in the outstanding Loans as Agent determines are necessary to cause each Lender to hold a Loan in each Borrowing in a principal amount equal to such Lender's Proportionate Share of such Borrowing.

     10.  EFFECT OF THIS AMENDMENT.  On and after the Effective Date, each
          ------------------------
reference in the Credit Agreement and the other Credit Documents to the Credit Agreement or the Pledge Agreement shall mean the Credit Agreement or the Pledge Agreement, as the case may be, as amended hereby. Except as specifically amended above, (a) the Credit Agreement, the Pledge Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement, the Pledge Agreement or any other Credit Document.

     11.  MISCELLANEOUS.
          -------------

          (a)  Counterparts.  This Amendment may be executed in any number of
               ------------
     identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b)  Headings.  Headings in this Amendment are for convenience of
               --------
     reference only and are not part of the substance hereof.

          (c)  Governing Law.  This Amendment shall be governed by and construed
               -------------
     in accordance with the laws of the State of California without reference to conflicts of law rules.


                         [The signature pages follow.]

          IN WITNESS WHEREOF, Borrower, Agent and the Lenders have caused this Amendment to be executed as of the day and year first above written.


BORROWER:                               ADAC LABORATORIES

                                        By:___________________________
                                         Name:________________________
                                         Title:_______________________

AGENT:                                  ABN AMRO BANK N.V.
                                        By:___________________________
                                         Name:________________________
                                        By:___________________________
                                         Name:________________________
                                         Title:_______________________

LENDERS:                                ABN AMRO BANK N.V.
                                        By:___________________________
                                         Name:________________________
                                         Title:_______________________
                                        By:___________________________
                                         Name:________________________
                                         Title:_______________________

                                        SANWA BANK CALIFORNIA
                                        By:___________________________
                                         Name:________________________
                                         Title:_______________________

                                        BANQUE NATIONALE DE PARIS
                                        By:___________________________
                                         Name:________________________
                                         Title:_______________________
                                        By:___________________________
                                         Name:________________________
                                         Title:_______________________

                                        UNION BANK OF CALIFORNIA, N.A.
                                        By:___________________________
                                         Name:________________________
                                         Title:_______________________

                                 ATTACHMENT 1
                                 ------------

                               SCHEDULE 1.01(A)
                               ----------------

                                 PRICING GRID
                                 ------------

                                                  APPLICABLE MARGINS
DEBT/                                           BASE               COMMITMENT
EBITDA                          QUARTER         RATE     LIBOR         FEE
RATIO /1/                     LEVEL /2/        LOANS     LOANS     PERCENTAGE
--------------                ---------        ------    ------    -----------

(less than)    0.90                 1              0%    0.875%         0.250%

(greater than) 0.90,
(less than)    1.20                 2              0%    1.000%         0.275%

(greater than) 1.20,
(less than)    1.40                 3              0%    1.125%         0.325%

(greater than) 1.40,
(less than)    1.60                 4              0%    1.250%         0.375%

(greater than) 1.60,
(less than)    2.00                 5              0%    1.375%         0.425%

(greater than) 2.00                 6              0%    1.500%         0.475%

_________________________

/1/   For a consecutive four-quarter period.
 -
/2/   For the second quarter after the last quarter in the consecutive four-
 -
      quarter period.

                                  EXPLANATION
                                  -----------

1 The Applicable Margin for each Loan and the Commitment Fee Percentage will be set for each quarter and will vary depending upon whether such quarter is a Level 1 Quarter, a Level 2 Quarter, a Level 3 Quarter, a Level 4 Quarter, a Level 5 Quarter or a Level 6 Quarter.

2.   The quarter ending September 30, 1996 will be a Level 2 Quarter.

3. Each quarter thereafter will be a Level 1 Quarter, a Level 2 Quarter, a Level 3 Quarter, a Level 4 Quarter, a Level 5 Quarter or a Level 6 Quarter depending upon Borrower's Debt/EBITDA Ratio for the consecutive four-quarter period which ended with the second quarter prior to such quarter.

4.   Examples:

          (a) For the consecutive four-quarter period ending March 31, 1996, the Borrower's Debt/EBITDA Ratio was 1.30. The quarter ending September 30, 1996 will again be a Level 3 Quarter.

                                   1.01(a)-2

          (b) For the consecutive four-quarter period ending June 30, 1996, the Borrower's Debt/EBITDA Ratio was 1.10. The quarter ending December 31, will again be a Level 2 Quarter.

                                   1.01(a)-2

                                 ATTACHMENT 2
                                 ------------
                               SCHEDULE 4.01(Q)
                               ----------------
                                 SUBSIDIARIES
                                 ------------

1.   SHARES OWNED DIRECTLY BY BORROWER:
     ----------------------------------
                                                      Shares            Shares Owned
     Subsidiary        Jurisdiction                 Outstanding/1/      by Borrower/2/
---------------------  ------------                 --------------      --------------
ADAC Research &
Manufacturing, Inc.      California                          1,000                100%

Community Health
Computing Corp            Delaware                       4,000,000                100%
                                                         Preferred

ADAC Medical
Technologies, Inc.
(formerly known
as J.D. Technical
Services, Inc.)           Delaware                           1,000                100%

ADAC Laboratories
Pacific, Inc.            California                          1,000                100%

ADAC Healthcare           Delaware                        1 common                100%
Partners, Inc.                                           1,000,000
                                                         Preferred                100%

ADAC Laboratories
Canada Ltd.                Canada                              100                100%

ADAC Laboratories
Europe, BV.             Netherlands                         20,646                100%

ADAC Foreign
Sales Corporation      Virgin Islands                        1,000                100%

ADAC do Brasil             Brazil                           85,000                100%

____________________
/1/   All shares common unless otherwise indicated.
 -
/2/   An immaterial number of directors' qualifying shares or the equivalent may
 -
      be outstanding for some Foreign Subsidiaries.

                                   4.01(q)-3

2.   SHARES OWNED DIRECTLY BY COMMUNITY HEALTH COMPUTING CORP. ("CHCC"):
                                                               --------

                                     Shares      Shares Owned
   Subsidiary      Jurisdiction  Outstanding/1/     by CHCC
-----------------  ------------  --------------  -------------
ADAC Healthcare
Information
Systems, Inc.         Texas               1,000           100%

3.   SHARES OWNED DIRECTLY BY ADAC HEALTHCARE PARTNERS, INC. ("ADAC HCPI"):
                                                             -------------

                                    Shares       Shares Owned
   Subsidiary     Jurisdiction  Outstanding/1/   by ADAC HCPI
----------------  ------------  --------------   -------------
ADAC Radiology
Services, Inc.      Delaware        1 common              100%
                                     1,000,000
                                     preferred            100%



____________________
/1/   All shares common unless otherwise indicated.
 -

                                   4.01(q)-3

4.   SHARES OWNED DIRECTLY BY ADAC LABORATORIES EUROPE B.V. ("ADAC BV"):
                                                            -----------

                                       Shares Owned
    Subsidiary        Jurisdiction    by ADAC BV /2/
--------------------  ------------  ------------------
ADAC Laboratories,
SARL                     France                   100%

ADAC Laboratories,
SRL                      Italy                    100%

ADAC Laboratories,
Ltd.                       UK                     100%

ADAC Laboratories,
A/S                     Denmark                   100%

ADAC Laboratories,
GmbH                    Germany                   100%



____________________
/2/   An immaterial number of directors' qualifying shares or the equivalent may
 -
     be outstanding for some Foreign Subsidiaries.

                                   4.01(q)-3

                                   EXHIBIT A
                                   ---------

                           GUARANTOR CONSENT LETTER
                           ------------------------


                                 May 15, 1997


TO:  ABN AMRO BANK N.V.,

     As Agent for the Lenders under the Credit Agreement referred to below


     1.   Reference is made to the following:

          (a) The Credit Agreement dated as of July 31, 1996 (as previously amended, the "Credit Agreement") among ADAC Laboratories ("Borrower"), the financial institutions which are from time to time parties thereto (the "Lenders"), and ABN AMRO Bank N.V., as agent for the Lenders ("Agent");

          (b) The Guaranty dated as of July 31, 1996 ("Guaranty") executed by the undersigned (each a "Guarantor") in favor of the Lenders and Agent; and

          (c) The Second Amendment to Credit Agreement dated as of May 1, 1997 (the "Second Amendment") among Borrower, the Lenders and Agent.

     2. Each Guarantor hereby consents to the Second Amendment. Each Guarantor expressly agrees that such amendment shall in no way affect or alter the rights, duties, or obligations of any Guarantor, the Lenders or Agent under the Guaranty.

     3. From and after the date hereof, the term "Credit Agreement" as used in the Guaranty shall mean the Credit Agreement, as amended by the Second Amendment.

     4. Guarantors' consent to the Second Amendment shall not be construed (i) to have been required by the terms of the Guaranty or any other document, instrument or agreement relating thereto or (ii) to require the consent of any Guarantor in connection with any future amendment of the Credit Agreement or any other Credit Document or any release of Collateral.

     IN WITNESS WHEREOF, each Guarantor has executed this Guarantor Consent Letter as of the day and year first written above.

                              ADAC RESEARCH & MANUFACTURING, INC.


                              By:_________________________
                               Name:______________________
                               Title:_____________________

                              COMMUNITY HEALTH COMPUTING CORPORATION


                              By:_________________________
                               Name:______________________
                               Title:_____________________

                              ADAC MEDICAL TECHNOLOGIES, INC.
                              (formerly known as JD Technical Services, Inc.)

                              By:_________________________
                               Name:______________________
                               Title:_____________________

                              ADAC LABORATORIES PACIFIC, INC.


                              By:_________________________
                               Name:______________________
                               Title:_____________________

                              ADAC HEALTHCARE PARTNERS, INC.


                              By:_________________________
                               Name:______________________
                               Title:_____________________

                              ADAC HEALTHCARE INFORMATION SYSTEMS, INC.


                              By:_________________________
                               Name:______________________
                               Title:_____________________


                              ADAC RADIOLOGY SERVICES, INC.


                              By:_________________________
                               Name:______________________
                               Title:_____________________

                                      A-2